[Flag graphics omitted]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

FIRST QUARTER REPORT - MARCH 31, 2000

                                                                 [PHOTO OMITTED]
                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      During the first quarter of 2000, the Gabelli Global Convertible Securities Fund (the "Fund") outperformed its benchmark as well as the broader global equity and bond markets. The Fund benefited from its global media exposure as a result of the AOL/Time Warner merger, which lifted valuations on other related holdings including Mediaset, Toho, Vivendi, Scandinavian Broadcasting and Seagram's. The quarter was characterized by increased volatility as the U.S. Federal Reserve Board raised short-term interest rates to counter rapid economic growth and forestall inflation. We expect markets to remain volatile as the U.S. transitions to a "soft landing" and growth accelerates in Europe and Japan. Nevertheless, the main pillars of the bull market remain intact. In the year ahead, we will continue to focus on companies with attractive valuations and with catalysts to unlock that value.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2000, the Fund's total return was 10.56%. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 5.39%, 0.61% and 1.17%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 55.25% over the trailing twelve-month period. The Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index had total returns of 36.42%, (0.30)% and 23.42%, respectively, over the same twelve-month period.

      For the five-year period ended March 31, 2000, the Fund's total return averaged 16.88% annually versus average annual total returns of 15.68%, 5.05% and 18.64% for the Warburg Dillon Read Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through March 31, 2000, the Fund had a cumulative total return of 123.64%, which equates to an average annual total return of 13.95%.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------
                                              Quarter
                             ---------------------------------------
                              1st        2nd        3rd        4th      Year
                              ---        ---        ---        ---      ----
2000:    Net Asset Value     $15.04      --         --         --        --
         Total Return         10.6%      --         --         --        --
--------------------------------------------------------------------------------
1999:    Net Asset Value     $10.89     $11.91    $12.71     $13.88    $13.88
         Total Return          7.6%       9.4%      6.7%      20.3%     51.1%
--------------------------------------------------------------------------------
1998:    Net Asset Value     $10.43     $10.36     $9.09     $10.12    $10.12
         Total Return         11.1%      (0.7)%   (12.3)%     12.2%      8.6%
--------------------------------------------------------------------------------
1997:    Net Asset Value     $10.27     $10.98    $11.15      $9.39     $9.39
         Total Return          0.9%       6.9%      1.5%      (6.1)%     2.8%
--------------------------------------------------------------------------------
1996:    Net Asset Value     $11.34     $11.55    $11.41     $10.18    $10.18
         Total Return          5.1%       1.9%     (1.2)%     (0.3)%     5.5%
--------------------------------------------------------------------------------
1995:    Net Asset Value     $10.09     $10.64    $11.05     $10.79    $10.79
         Total Return          1.6%       5.5%      3.9%       1.2%     12.6%
--------------------------------------------------------------------------------
1994:    Net Asset Value     $10.38     $10.37    $10.64      $9.93     $9.93
         Total Return          3.8%(b)   (0.1)%     2.6%      (5.2)%     0.9%(b)
--------------------------------------------------------------------------------

-----------------------------------------------------------
       Average Annual Returns - March 31, 2000 (a)
       -------------------------------------------
                       (Class AAA)
  1 Year .....................................    55.25%
  5 Year .....................................    16.88%
  Life of Fund (b) ...........................    13.95%
-----------------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 1999        $1.390           $13.67
December 28, 1998        $0.080           $ 9.96
December 30, 1997        $1.070           $ 9.33
December 31, 1996        $1.200           $10.18
December 29, 1995        $0.393           $10.79
December 30, 1994        $0.160           $ 9.93


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

MONTHLY DISTRIBUTIONS

      The Fund has established a monthly distribution of $0.10 per month beginning January 27, 2000. The reinvestment prices and dates are noted below. The monthly distributions will be made as part of the Fund's policy of annually distributing at least 10% of its net asset value.

Reinvestment Date       Reinvestment Price
-----------------       ------------------
January 27, 2000            $14.05
February 25, 2000           $15.28
March 29, 2000              $15.26

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C shares are targeted to the needs of investors who seek advice through financial consultants. For the month ended March 31, 2000, The Gabelli Global Convertible Securities Fund Class A Shares had a total return of (1.70)% (Class B and Class C Shares have not been issued as of March 31, 2000). The Class A Shares ended the quarter with a net asset value of $15.04.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart represents the Fund's holdings by geographic region as of March 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED}

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

HOLDINGS BY GEOGRAPHIC REGION - 3/31/00

      United States        36.5%
      Europe               29.1%
      Japan                29.2%
      Asia/Pacific Rim      1.9%
      Latin America         1.9%
      Canada                1.4%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

     Last quarter, we outlined our view that financial markets would become increasingly volatile. This was because synchronized global growth would be countered by higher interest rates. However, we remained optimistic that low inflation, strong earnings growth, measurable liquidity and buoyant merger activity would sustain financial markets. This does not mean that the markets are without risk. Persistently high oil prices, a weak dollar, or a failed recovery in Japan would jeopardize this scenario. Nevertheless, we continue to believe the basic pillars of the bull market remain intact.

UNITED STATES

      Alan Greenspan, the Fed Chairman, was the focal point of the first quarter. The Fed started raising interest rates in June 1999, when the Fed Funds rate stood at 4.75%. Since then, the Fed has gradually raised rates five times to 6.0%. After its latest hike on March 21, committee members remain "concerned that increases in demand will continue to exceed the growth in potential supply, which could foster inflationary imbalances that would undermine the economy's record economic expansion." In other words, the economy is growing too fast and the Fed wants to slow it down. The imbalances refer to a growing current account deficit and a shrinking labor pool.

      Are these concerns justified? Yes. The Gross Domestic Product ("GDP") grew at an annualized rate of 7.9% in the fourth quarter of 1999. The monthly trade deficit rose to a record $28 billion in January. By mid-March, average unemployment claims had fallen to their lowest level since December 1973. Does this mean that inflation is a problem? No. Although higher oil prices were evident in headline producer and consumer prices, core rates, which exclude volatile energy and food prices, remained under control. A stagnant gold price, at around $280 per ounce, indicates that monetary policy is not fostering inflationary expectations. Long bond yields actually fell ten percent in the quarter to 5.82%, assisted by the government's shrinking budget deficit. Meanwhile, economic profits rose 6.9% in the quarter, the strongest gain since the second quarter of 1994. Non-farm business productivity rose 3.6% in 1999 and is increasing. February flows into equity mutual funds were a record $53.5 billion.

      What lies ahead? We are not clairvoyant, but expectations are that the Fed will continue its gradual tightening until the economy slows and imbalances begin to correct. Hopefully, this will permit a "soft landing" as slower, but nonetheless respectable, U.S. growth makes way for a continued recovery in Europe and Japan.

EUROLAND

      In 1999, the economies in the eleven-nation euro-zone grew by 2.3%. Growth began to accelerate in the fourth quarter and is expected to rise to 3.4% in 2000. Higher oil prices and a weaker euro have lead to a three-year high in inflation of 2.0%. To counter this potential threat, Wim Duisenberg, the European Central Bank President, has raised short-term interest rates three times since November to 3.5%. Rates are likely to trend higher as the recovery takes hold. Signs of this recovery were confirmed by February's unemployment rate of 9.5%, the lowest level since September 1992.

      We continue to keep a close watch on Germany, which accounts for one-third of the euro-zone's economy. Business confidence, as measured by the Information and Forschung Institut ("IFO") survey rose to 100.9 in February, the highest level since November 1994. Meanwhile, wage rates remain subdued. IG Matall, Germany's largest union, agreed to a 3.0% pay increase in 2000 and 2.1% in 2001, which was substantially less than earlier demands for a 5.5% rise.

      Finally, in the years ahead, we expect structural reforms in Euroland to benefit equity investors. First is pension system reform. Compulsory funded pension schemes could increase the demand for equities by some 85 billion euros. Second is tax reform. In Germany, Chancellor Gerhard Schroeder has promised to cut the top personal income tax rate to 45% from 53% over the next five years. Corporate taxes are expected to fall from 40% to 25% while the 50% corporate asset sales tax will be scrapped in 2002. The latter event is of major benefit to our portfolio holding Allianz, the world's second largest insurance company, with substantial industrial holdings.

JAPAN

     Technically, the Japanese economy slipped back into recession during the fourth quarter of 1999 as GDP fell by 1.4%. Nevertheless, a number of positive signs are emerging. In February, industrial production rose 8.4% over February 1999, which was the largest increase in eleven years. Household spending rose by 3.8% in February, the highest annual rate of growth since March 1997. This was despite the fact that February unemployment rose to an all time high of 4.9%. We view the increase in unemployment positively because it indicates that corporate restructuring is being taken seriously. We are encouraged that direct foreign investment tripled last year to a record $14 billion. This included investments in autos (Renault, DaimlerChrysler), telecommunications (Cable & Wireless, Global Crossing), and finance (General Electric). Foreigners are even beginning to make unsolicited bids for Japanese companies (Shoei, SS Pharmaceutical). These trends favor increased shareholder value. In sum, we believe Japan is on the road to recovery and we continue to identify attractive investment opportunities.

LET'S TALK CONVERTS

     The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AMDOCS LTD. (6.75%, CV. PFD.) delivers product-driven strategic services to communications companies worldwide. Amdocs' products include customer care, billing and order management systems. Amdocs has recently complemented its product offering through acquisitions that better enable the company to provide a wider array of solutions.

      This convertible preferred trades nearly at parity and has a 243 basis point yield advantage over the common stock.

CLEAR CHANNEL COMMUNICATIONS INC. (2.625% 04/01/03) is a global out-of-home advertiser. The company operates 555,000 outdoor advertising displays in 32 countries. The company also operates 830 radio stations and 19 television stations in the United States and has equity interests in 240 radio stations abroad.

      With the common stock at $69.06 the convertible trades at 120% and has a 218 basis point yield advantage. The convertible trades at an 8% premium to parity.

DAIWA SECURITIES GROUP INC. (0.50%, 09/26/06) is a Japanese financial services firm providing brokerage and underwriting services to a global client base. It is the second of the "big three" securities firms. Daiwa has seen growing brokerage commissions and investment trust sales and has entered into an agreement with a Japanese cellular company to provide real-time stock price information.

      The convertible trades at 182.5% with the common stock at 1,930 Japanese yen which is a 3.5% premium.

EM.TV & MERCHANDISING AG (4.00%, 02/16/05) is a global provider of child and family entertainment. EM.TV licenses and merchandises original programming and rights to third party content for the domestic and international television markets. The company maintains a portfolio of over 28,000 episodes and also owns the rights to many more through its various joint ventures. The company recently purchased The Muppet Show from the Jim Henson Group as well as 50% of SLEC, the holding company that controls Formula One racing.

      This bond enjoys 372 basis points of yield advantage over the common and trades at a 30% premium.

SATO CORP. (0.55%, 09/30/03) manufactures price labeling equipment, including bar code hand labelers and electronic printers. The company also produces weight labels and merchandise seals. Sato has international operations in Malaysia, Singapore, the United States and the United Kingdom. Sato has been effectively controlling costs while developing its global distribution network through its overseas subsidiaries.

      This bond trades at a 44% premium to parity with the stock at 670 yen.

SWISS LIFE / MANNESMANN AG (1.50%, 05/20/03) is a diversified German manufacturing company operating an engineering division, automotive division, and telecommunications unit. The company has finished exiting its problem businesses and has concentrated its efforts on its telecommunications businesses. The company is currently in the process of being acquired by Vodafone AirTouch plc.

      This U.S. dollar denominated bond trades at 286.25% with the stock at 333 euros, which is a 3% discount to parity with a 34 basis point yield advantage.

TECMO LTD. (1.10%, 03/30/01) is a Tokyo-based manufacturer of computer game software and gaming equipment. The company also operates amusement park facilities throughout Japan. Tecmo is licensed to sell Sega, Sony, and Nintendo game software.

      This bond trades at a 6% discount to parity with the stock at 2,175 yen and enjoys a 14 basis point yield advantage over the common stock.

TOHO CO. LTD. (0.90%, 08/31/04) is one of Japan's Big 3 motion picture companies and the nation's largest film distributor. Toho manages movie theaters in Japan's urban centers including a recent tie-up with Sony on a major multiplex in Odaiba. Toho has also begun test distribution of its films to Space Communications, a satellite communications carrier, as well as three other cable operators. Toho sells character merchandise based on their media productions, distributes foreign films, operates musical theaters, and produces musical shows.

      The stock trades at 27,550 yen, which puts this bond at 165%, a 2.5% premium to parity and an 18 basis point yield advantage.

UNITED NEWS & MEDIA PLC (6.125%, 12/03/03) is a UK-based media company. The group's publishing offerings include newspapers, business magazines, exhibitions and market research in the US and the UK. United News also operates a television broadcasting and production unit, providing programming in the UK, Europe and Asia.

     This bond yields 2% better than the common stock and trades at 120% with the stock at 8.25 British pounds, a 10% premium to parity.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      We are research-driven stock pickers with a long-term time horizon. Our goal is to identify attractive convertibles of companies selling at a discount to their intrinsic value, which have a catalyst to unlock that value. We believe this philosophy provides us with a margin of safety that buffets us from the vicissitudes of today's volatile marketplace. We thank you for your continued support of our investment methodology.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                   SINCERELY,

                                   /S/ HART WOODSON

                                   A. HARTSWELL WOODSON, III

                                   Portfolio Manager

April 14, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2000
                                 --------------
         Sato Corp.                     Daiwa Securities Group Inc.
         Swiss Life/Mannesmann AG       E.M.TV & Merchandising AG
         Vivendi                        United News &Media plc
         Tecmo Ltd.                     Amdocs Ltd.
         Toho Co. Ltd.                  Clear Channel Communications Inc.
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                          MARKET
   AMOUNT                                             VALUE
  ---------                                          -------

                  CORPORATE BONDS -- 80.8%
                  AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.4%
  $  125,000      Standard Motor Products Inc.,
                   Sub. Deb. Cv.
                   6.75%, 07/15/09 ..............   $    89,844
                                                    -----------
                  BROADCASTING -- 8.7%
     700,000(c)   Canal Plus / Mediaset,
                   Sub. Deb. Cv.
                   3.50%, 04/01/02 ..............       462,596
     400,000      Clear Channel Communications Inc.,
                   2.63%, 04/01/03 ..............       493,000
     500,000(d)   E.M.TV & Merchandising AG,
                   Sub. Deb. Cv.
                   4.00%, 02/16/05 (a) ..........       500,320
     100,000      Scandinavian Broadcasting System SA,
                   Sub. Deb. Cv.
                   7.00%, 12/01/04 ..............       215,875
  25,000,000(b)   Tokyo Broadcasting System Inc.,
                   Sub. Deb. Cv.
                   1.80%, 03/31/03 ..............       404,149
                                                    -----------
                                                      2,075,940
                                                    -----------
                  BUILDING AND CONSTRUCTION -- 1.7%
     131,200(d)   Bouygues SA, Cv.
                   1.70%, 01/01/06 ..............       399,222
                                                    -----------
                  BUSINESS SERVICES -- 3.1%
     100,000      Omnicom Group Inc.,
                   2.25%, 01/06/13 ..............       194,500
     131,976(d)   Vivendi, Cv.
                   1.25%, 01/01/04 ..............       168,767
     284,550(d)   Vivendi Environment, Cv.
                   1.50%, 01/01/05 ..............       380,806
                                                    -----------
                                                        744,073
                                                    -----------
                  COMMUNICATIONS EQUIPMENT -- 6.0%
     300,000      LSI Logic Corp., Cv.
                   4.00%, 02/15/05 ..............       372,375
     200,000      Swiss Life / Mannesmann AG,
                   Sub. Deb. Cv.
                   1.50%, 05/20/03 ..............       575,500
  30,000,000(b)   Toyo Communication Equipment Co. Ltd.,
                   Sub. Deb. Cv.
                   1.40%, 09/30/04 ..............       487,900
                                                    -----------
                                                      1,435,775
                                                    -----------
                  COMPUTER HARDWARE -- 1.3%
     250,000      CMC Magnetics Corp., Cv.
                   1.00%, 10/06/04 (a) ..........       318,750
                                                    -----------
                  COMPUTER SOFTWARE AND SERVICES -- 7.6%
  20,000,000(b)   Capcom Co. Ltd.,
                   0.80%, 09/28/01 ..............       270,731



  PRINCIPAL                                           MARKET
   AMOUNT                                              VALUE
  ---------                                           -------
  $  400,000      Citrix Systems Inc.,
                   Sub. Deb. Cv.
                   Zero Coupon, 03/22/19 ........   $   388,000
     200,000      Getronics NV,
                   Sub. Deb. Cv.
                   0.25%, 04/21/04 ..............       356,209
       8,000      NBC Internet Inc.,
                   Sub. Deb. Cv.
                   7.25%, 02/15/03 ..............       384,000
     150,000      Siebel Systems Inc.,
                   5.50%, 09/15/06 (a) ..........       400,650
                                                    -----------
                                                      1,799,590
                                                    -----------
                  CONSUMER PRODUCTS -- 3.6%
      60,000(d)   Financiere Agache,
                   Zero Coupon, 04/23/04 ........       275,918
  40,000,000(b)   Tecmo Ltd.,
                   Sub. Deb. Cv.
                   1.10%, 03/30/01 ..............       569,898
                                                    -----------
                                                        845,816
                                                    -----------
                  DIVERSIFIED INDUSTRIAL -- 5.6%
     100,000      Comverse Technology Inc.,
                   4.50%, 07/01/05 ..............       430,000
     200,000(d)   Elektrim Finance,
                   Sub. Deb. Cv.
                   3.75%, 07/02/04 ..............       199,170
  30,000,000(b)   Itochu Corp.,
                   Sub. Deb. Cv.
                   Zero Coupon,  03/30/01 .......       325,754
  30,000,000(b)   Tokai Corp.,
                   Sub. Deb. Cv.
                   1.30%, 03/31/04 ..............       388,567
                                                    -----------
                                                      1,343,491
                                                    -----------
                  ELECTRONICS -- 9.4%
     150,000      ASM Lithography Holding,
                   Sub. Deb. Cv.
                   4.25%, 11/30/04 ..............       178,125
     100,000      Level One Communications Inc.,
                   4.00%, 09/01/04 ..............       425,812
  30,000,000(b)   NEC Corp., Cv.
                   1.90%, 03/31/04 ..............       490,529
  30,000,000(b)   Nihon Denpa Kogyo Co. Ltd.,
                   (Dempa Kogy Dempa)
                   0.90%, 09/28/01 ..............       359,351
  10,000,000(b)   Sony Corp.,
                   Sub. Deb. Cv.
                   1.40%, 03/31/05 ..............       354,677
     250,000      STMicroelectronics NV,
                    Zero Coupon, 09/22/09 .......       420,937
                                                    -----------
                                                      2,229,431
                                                    -----------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL                                          MARKET
   AMOUNT                                             VALUE
  ---------                                          -------

                  CORPORATE BONDS (CONTINUED)
                  ENERGY AND UTILITIES -- 0.9%
 $   110,000      Devon Energy Corp.,
                   4.95%, 08/15/08 ..............   $   110,963
     100,000      Diamond Offshore Drilling Inc.,
                   Sub. Deb. Cv.
                   3.75%, 02/15/07 ..............       114,875
                                                    -----------
                                                        225,838
                                                    -----------
                  ENTERTAINMENT -- 2.3%
  35,000,000(b)   Toho Co. Ltd.,
                   Sub. Deb. Cv.
                   0.90%, 08/31/04 ..............       558,650
                                                    -----------
                  EQUIPMENT AND SUPPLIES -- 5.1%
     150,000      Antec Corp.,
                   Sub. Deb. Cv.
                   4.50%, 05/15/03 ..............       287,813
  40,000,000(b)   Sato Corp.,
                   Sub. Deb. Cv.
                   0.55%, 09/30/03 ..............       597,166
  20,000,000(b)   THK Co. Ltd.,
                   0.30%, 09/30/03 ..............       331,499
                                                    -----------
                                                      1,216,478
                                                    -----------
                  FINANCIAL SERVICES -- 7.4%
     150,000      Cregem Finance NV,
                   Sub. Deb. Cv.
                   2.75%, 01/06/04 ..............       157,875
  30,000,000(b)   Daiwa Securities Group Inc.,
                   Sub. Deb. Cv.
                   0.50%, 09/29/06 ..............       537,566
     200,000(d)   Deutsche Bank Finance NV,
                   Sub. Deb. Cv.
                   2.00%, 12/22/03 ..............       236,036
     125,775(d)   Finaxa,
                   Sub. Deb. Cv.
                   3.00%, 01/01/07 ..............       214,673
     700,000      Groupe Bruxelles Lambert SA,
                   Sub. Deb. Cv.
                   2.50%, 07/09/03 ..............       361,989
  25,000,000(b)   Marubeni Corp.,
                   Sub. Deb. Cv.
                   0.85%, 03/31/06 ..............       248,332
                                                    -----------
                                                      1,756,471
                                                    -----------
                  FOOD AND BEVERAGE -- 1.2%
  10,000,000(b)   Takara Shuzo Co.,
                   Sub. Deb. Cv.
                   0.90%, 03/31/03 ..............       286,897
                                                    -----------
                  HEALTH CARE -- 4.5%
     200,000      Centocor Inc.,
                   Sub. Deb. Cv.
                   4.75%, 02/15/05 ..............       222,500


  PRINCIPAL                                            MARKET
   AMOUNT                                               VALUE
  ---------                                            ------

  20,000,000(b    Kanto Biomedical Laboratory Co. Ltd.,
                   1.60%, 11/30/06 ..............   $   247,358
$    500,000      Roche Holding Ltd.,
                   Zero Coupon, 04/20/10 (a) ....       284,690
  20,000,000(b)   Yamanouchi Pharmaceutical Co. Ltd., Cv.
                   1.50%, 12/31/02 ..............       315,918
                                                    -----------
                                                      1,070,466
                                                    -----------
                  PUBLISHING -- 3.8%
     100,000      Daily Mail & General Trust plc,
                   2.50%, 10/05/04 ..............       222,154
     250,000      Medya Holding,
                   Sub. Deb. Cv.
                   10.00%, 06/28/01 .............       188,750
     250,000      United News & Media plc,
                   Sub. Deb. Cv.
                   6.13%, 12/03/03 ..............       497,736
                                                    -----------
                                                        908,640
                                                    -----------
                  TELECOMMUNICATIONS -- 6.6%
     250,000      Bell Atlantic Financial, Cv.
                   4.25%, 09/15/05 ..............       358,125
     350,000(d)   Portugal Telecom International Finance,
                   Sub. Deb. Cv.
                   1.50%, 06/07/04 ..............       432,334
     125,000      Telefonica Europe BV,
                   Sub. Deb. Cv.
                   2.00%, 07/15/02 ..............       321,250
     300,000      Telefonos de Mexico SA,
                   4.25%, 06/15/04 ..............       467,625
                                                    -----------
                                                      1,579,334
                                                    -----------
                  WIRELESS COMMUNICATIONS -- 1.6%
     550,000      United States Cellular Corp.,
                   Zero Coupon, 06/15/15 ........       376,063
                                                    -----------
                  TOTAL CORPORATE BONDS .........    19,260,769
                                                    -----------

      SHARES
      ------
                  PREFERRED STOCKS -- 18.1%
                  BROADCASTING -- 1.1%
       4,000      Emmis Communications Corp.,
                   6.25% Pfd., Ser. A+ ..........       258,000
                                                    -----------
                  BUSINESS SERVICES -- 2.1%
       8,000      Amdocs Ltd.,
                    6.75% Cv. Pfd. ..............       496,000
                                                    -----------
                  CABLE -- 2.9%
       2,200      MediaOne Group Inc.,
                   6.25% Cv. Pfd. ...............       261,250
       4,500      UnitedGlobalCom Inc.,
                   7.00% Cv. Pfd. (a) ...........       428,062
                                                    -----------
                                                        689,312
                                                    -----------

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      MARKET
    SHARES                                            VALUE
    ------                                            ------

                  PREFERRED STOCKS (CONTINUED)
                  CONSUMER SERVICES -- 0.4%
       4,000      Carriage Services Inc.,
                   7.00% Cv. Pfd. (a) ...........   $   104,000
                                                    -----------
                  DIVERSIFIED INDUSTRIAL -- 1.2%
       5,000      Titan Capital Trust,
                   5.75% Cv. Pfd. (a) ...........       295,627
                                                    -----------
                  ENERGY AND UTILITIES -- 2.2%
                  EVI Inc.,
         300       5.00% Cv. Pfd. ...............        14,119
       4,000       5.00% Cv. Pfd. (a) ...........       188,250
       2,000      Houston Industries Inc.,
                   7.00% Cv. Pfd. ...............       318,000
                                                    -----------
                                                        520,369
                                                    -----------
                  ENTERTAINMENT -- 2.5%
       6,000      Seagram Co.,
                   7.50% Cv. Pfd. ...............       333,000
       2,000      Village Roadshow Ltd.,
                   6.50% Cv. Pfd. (a) ...........        71,250
  17,000,000      Yoshimoto Kogyo Co.,
                   2.20% Cv. Pfd. ...............       198,666
                                                    -----------
                                                        602,916
                                                    -----------
                  PAPER AND FOREST PRODUCTS -- 0.3%
       2,000      Amcor Ltd.,
                   7.25% Cv. Pfd. ...............        75,000
                                                    -----------
                  PUBLISHING -- 1.3%
      10,000      Reader's Digest Association Inc.,
                   $1.9336 Cv. Pfd. .............       310,000
                                                    -----------
                  TELECOMMUNICATIONS -- 2.5%
       5,000      BroadWing Inc.,
                   6.75% Cv. Pfd., Ser. B .......       290,000
                  Global Telesystems Group Inc.,
       4,000       7.25% Cv. Pfd. ...............       162,000
       4,000       7.25% Cv. Pfd.+ (a) ..........       150,750
                                                    -----------
                                                        602,750
                                                    -----------
                  WIRELESS COMMUNICATIONS -- 1.6%
       4,000      Winstar Communications Inc.,
                   7.00% Cv. Pfd. ...............       374,750
                                                    -----------
                  TOTAL PREFERRED STOCKS ........     4,328,724
                                                    -----------

                  COMMON STOCKS -- 3.6%
                  COMPUTER SOFTWARE AND SERVICES -- 1.8%
       2,207      EMC Corp.+ ....................       275,877
       2,000      Justsystem Corp. ..............       153,869
                                                    -----------
                                                        429,746
                                                    -----------
                  DIVERSIFIED INDUSTRIAL -- 0.4%
       5,720      Elektrim SA ...................        83,109
                                                    -----------



                                                      MARKET
    SHARES                                            VALUE
    ------                                            ------
                  HEALTH CARE -- 1.4%
       2,000      Biotech HOLDRs Trust+ .........   $   339,000
                                                    -----------
                  WIRELESS COMMUNICATIONS -- 0.0%
          72      Winstar Communications Inc.+ ..         4,308
                                                    -----------
                  TOTAL COMMON STOCKS ...........       856,163
                                                    -----------
                  RIGHTS -- 0.2%
                  BUSINESS SERVICES -- 0.2%
       3,300      Cendant Corp. Rights+ .........        37,125
                                                    -----------
                  WARRANTS -- 0.1%
                  DIVERSIFIED INDUSTRIAL -- 0.1%
         900      Bandai Co. Ltd. ...............        28,125
                                                    -----------
                  TOTAL INVESTMENTS -- 102.8%
                   (Cost $19,744,831) ...........    24,510,906

                  OTHER ASSETS AND
                    LIABILITIES (NET) -- (2.8)%        (665,373)
                                                    -----------
                  NET ASSETS -- 100.0%
                    (1,585,600 shares outstanding)  $23,845,533
                                                    ===========

                                      SETTLEMENT   NET UNREALIZED
                                         DATE       DEPRECIATION
                                      ----------   --------------
                  FORWARD FOREIGN EXCHANGE CONTRACTS
 207,680,000 (b)  Deliver Japanese Yen
                   in exchange for
                   USD $2,143,521       02/16/01      $(143,521)
 197,320,000 (b)  Deliver Japanese Yen
                   in exchange for
                   USD $2,045,885       03/13/01        (45,885)
                                                      ---------
                                                      $(189,406)
                                                      =========
 ------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2000, the market value of Rule 144A securities amounted to $2,742,349 or 11.5% of total net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d)   Principal amount denoted in Euros.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depsitary Receipt.
USD - U.S. Dollars.

                                  % OF MARKET      MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------    -----------      ------
    North America ............       37.9%      $ 9,288,638
    Japan ....................       29.2%        7,156,602
    Europe ...................       29.1%        7,134,041
    Latin America ............        1.9%          467,625
    Asia/Pacific Rim .........        1.9%          465,000
                                    -----       -----------
                                    100.0%      $24,510,906
                                    =====       ===========

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
          Mario J. Gabelli, CFA           Karl Otto Pohl
          CHAIRMAN AND CHIEF              FORMER PRESIDENT
          INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
          GABELLI ASSET MANAGEMENT INC.

          Felix J. Christiana             Werner J. Roeder, MD
          FORMER SENIOR VICE PRESIDENT    MEDICAL DIRECTOR
          DOLLAR DRY DOCK SAVINGS BANK    LAWRENCE HOSPITAL

          Anthony J. Colavita             Anthonie C. van Ekris
          ATTORNEY-AT-LAW                 MANAGING DIRECTOR
          ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

          John D. Gabelli
          SENIOR VICE PRESIDENT
          GABELLI & COMPANY, INC.

                         OFFICERS AND PORTFOLIO MANAGERS
          Mario J. Gabelli, CFA           A. Hartswell Woodson, III
          PRESIDENT AND CHIEF             VICE PRESIDENT AND
          INVESTMENT OFFICER              PORTFOLIO MANAGER

          Bruce N. Alpert                 James E. McKee
          VICE PRESIDENT AND              SECRETARY
          TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q100SR


                                             [Photo of Mario J. Gabelli omitted]

THE
GABELLI
GLOBAL
CONVERTIBLE SECURITIES
FUND


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2000